UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2010

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33253	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9801 Highway 78, Building No. 1, Ladson, SC	29456
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (843) 574-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2010 Annual Meeting of Shareholders for Force Protection, Inc. (the “Company”) was held on May 7, 2010 at 10:00 a.m. Eastern Time.

The following nominees for the office of a Class II director for a three-year term expiring at the 2013 Annual Meeting of Shareholders were elected by the following votes of the Company’s shareholders:

Nominee	For	Withheld	Broker Non Votes	Percentage For

Lieutenant General Roger G. Thompson, Jr., USA (Ret.)	48,049,015	718,331	11,226,000	98.53%

Michael Moody	47,862,543	904,803	11,226,000	98.14%

The following persons will also continue as directors: John S. Day, Major General Jack A. Davis, USMC (Ret.), B. Herbert Ellis and Kenneth A. Merlau.

The Company’s shareholders ratified the appointment of Grant Thornton LLP as the independent registered public accounting firm for the fiscal year ending   December 31, 2010 by the following votes:

For	Against	Abstain	Broker Non Votes	Percentage For
58,879,943	990,054	123,349	0	98.14%

No other matters were submitted for shareholder action.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date: May 11, 2010

/s/ Lenna Ruth Macdonald
(Signature)
Name: Lenna Ruth Macdonald
Title: Chief Strategy Officer, General Counsel & Secretary